Related party transactions	12 Months Ended
Dec. 31, 2017
Related party transactions
Related party transactions

18Related party transactions

In June 2014, Dasheng Zhixing entered into a technology service agreement with Duowan Entertainment Corporation (“YY”), one of the Company’s principal shareholders, for a term of five years. This agreement provides Dasheng Zhixing with the right to use the audio and video streaming software, technical support service, servers and Internet connection bandwidth capacity from YY. The right to use the audio and video streaming software, servers, Internet connection bandwidth capacity and technology support are collectively referred to as “audio and video streaming solution”. The audio and video streaming solution provided by YY is free of charge up to a preset level of bandwidth usage.

The Company estimated the fair value of the audio and video streaming solution service provided by YY based on market value. For the year ended December 31 2016 and 2017, the fair value of the audio and video streaming solution provided by YY is estimated to be RMB1,636 and RMB384 respectively, which are recognized as cost of revenues in the consolidated statement of comprehensive loss, and an addition to additional paid-in capital as shareholder contribution in the consolidated balance sheet of the Company. For the year ended 2017, the fair value of the audio and video streaming solution service provided by YY significantly decreased from the prior year as the Company begun to rely on its self-produced audio and video streaming software, technical service, servers and Internet connection bandwidth capacity from 2017 .